ANFIELD DYNAMIC FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.9%
	FIXED INCOME - 99.9%
68,276	iShares 7-10 Year Treasury Bond ETF	$ 6,559,275
77,301	iShares iBoxx $ Investment Grade Corporate Bond	8,346,962
85,150	iShares MBS ETF	7,986,219
503,640	iShares U.S. Treasury Bond ETF	11,624,011
92,983	Janus Henderson AAA CLO ETF	4,699,361
95,547	Janus Henderson B-BBB CLO ETF	4,591,989
32,919	SPDR Bloomberg High Yield Bond ETF	3,117,758
		46,925,575

	TOTAL EXCHANGE-TRADED FUNDS (Cost $48,634,050)	46,925,575

	TOTAL INVESTMENTS - 99.9% (Cost $48,634,050)	$ 46,925,575
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	24,958
	NET ASSETS - 100.0%	$ 46,950,533

CLO	- Collateralized Loan Obligation
ETF	- Exchange-Traded Fund
MBS	- Mortgage-Backed Securities
SPDR	- Standard & Poor's Depositary Receipt